Exhibit 99.1

COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 2010 Annual Shareholder's Meeting

Jack E. Benjamin Chairman COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 2010 Annual Shareholder's Meeting Introductions Call Meeting to Order Director Nominations & Election Non-Binding Approval of Executive Compensation Management Presentation Voting Results Closing Remarks Agenda

Peter G. Humphrey President & Chief Executive Officer COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION Management Presentation

2010 Annual Shareholder's Meeting Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve significant risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward looking statements. The Company assumes no obligation to update any information presented herein. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Investor Highlights NASDAQ FISI Market capitalization $228.7 mil. Shares outstanding 13.8 mil. Recent price* $ 16.58 52-week range $ 14.14 - $ 20.74 Annual dividend rate $ 0.40 Dividend yield 2.35% * Pricing as of May 3, 2011 2010 Annual Shareholder's Meeting COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Peter G. Humphrey President & Chief Executive Officer COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION Management Presentation

2010 Annual Shareholder's Meeting Investment Highlights Solid and sustainable earnings Net Income of 21,287,000 or an increase of 47.4% EPS of 1.61 or 62.6 % Emphasis on core deposits and relationship banking, cost of deposits at 0.80% for 2010 Diligent expense control Paid dividend every quarter since IPO with a payout ratio of 24.7% for 2010 Deep, broad and experienced, management team Total insider ownership of 7.27% Attractive footprint in upstate New York Extensive retail delivery network - 50 branches in 14 contiguous counties Economically diversified market Targeting larger, more affluent markets of suburban Buffalo and Rochester COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

2010 Annual Shareholder's Meeting Investment Highlights Stable regional economy Controlled organic growth with continued opportunity to expand Potential long term benefit from Marcellus Shale development Low risk balance sheet Diversified credit portfolio with pristine asset quality Disciplined credit culture, no sub prime lending Conservative investment portfolio Stable Core Deposit Base Low loan/deposit ratio Strong Capital Structure Attractive valuation Price/EPS Multiple Price / Tangible Book COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

2008 2009 2010 Q1, 2011 EPS - Diluted $ (2.54) $ .99 $1.61 $.33 Net Income (Loss) $ (26,158) $14,441 $21,287 $5,820 COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Investment Highlights 2010 & 1Q 2011 financial Highlights COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Investment Highlights Management Team Name Title Age Years at FISI Peter G. Humphrey President & CEO 56 34 Karl F. Krebs EVP, CFO 55 2 Martin K. Birmingham EVP, Commercial Banking 44 6 George D. Hagi EVP, Chief Risk Officer 58 5 Richard J. Harrison EVP, Sr. Retail Lending Administrator 65 8 Kevin B. Klotzbach SVP, Treasurer 58 10 R. Mitchell McLaughlin EVP, CIO 53 30 Rita M. Bartol SVP, Director of HR 50 0 John L. Rizzo SVP, Corporate Secretary / Counsel 61 1 John J. Witkowski EVP, Retail Banking 48 6

Extensive Footprint 14 Contiguous Counties 50 Branches Over 70 ATMs Investment Highlights COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Diversified Loan Portfolio with Pristine Quality Disciplined Credit Culture - No Subprime lending Conservative Investment Portfolio Stable Core Deposit Base Low Loan / Deposit Ratio - Strong Liquidity Strong Capital Structure Investment Highlights Low Risk Balance Sheet COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Karl F. Krebs Executive Vice President & Chief Financial Officer COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION Financial Overview

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION FINANCIAL Highlights 2010 %Changevs. 2009 BALANCE SHEET BALANCE SHEET BALANCE SHEET Loans $ 1,346,000 6.5% Deposits $ 1,883,000 8.0% INCOME STATEMENT INCOME STATEMENT INCOME STATEMENT Net Interest Income $ 78,800 9.0% Non-Interest Income $ 19,500 3.5% Pre-Tax Pre-provision Income $ 37,300 32.0% Net Income $ 21,300 47.4% GAAP EPS $ 1.61 62.6% PERFORMANCE PERFORMANCE PERFORMANCE ROA .98% 38% Efficiency 60.4% 7.9% Key Statistics Dollars in thousands except Earnings per Share data COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION 2010 & 1Q,2011- income Net Interest vs non interest (CHART) CAGR ('07-'10) 7.9% * All years exclude OTTI & Securities Gains COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION FINANCIAL Highlights Strong Net Interest Margin (CHART) COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

(CHART) Financial Highlights Expense Management-Efficiency Ratio Expense as a Percent of Revenue * Peer group average as defined in the FSIS Proxy statement. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

(CHART) Other Securities .30% US Gov't Agencies & GSE 20.3% financial Highlights Low Risk Security Portfolio COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

(CHART) CAGR ('4Q, 07- 4Q, 2010) 12% $ 964 $1,121 $1,264 $1,346 $1,353 COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

$ Millions 2009 2010 Q1 - 2011 2010 Peer Group* Non-Performing Loans Non-Performing Loans Non-Performing Loans Non-Performing Loans Non-Performing Loans Balances $8.7 $7.6 $7.3 Percent .69% .56% .54% 1.89% Net Loan Charge Offs Net Loan Charge Offs Net Loan Charge Offs Net Loan Charge Offs Net Loan Charge Offs Balances $5.7 $7.0 $1.2 Percent .47% .54% .35% .82% Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses Allowance for Loan Losses Balances $20.7 $20.5 $20.1 Percent 1.64% 1.52% 1.49% 1.67% financial Highlights Loan Quality * Peer group average as defined in the FISI Proxy statement. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

(CHART) Cost of Deposits ..68% (CHART) COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Peter G. Humphrey President & Chief Executive Officer COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 2011 & Beyond

Strategic Plan Regulatory Outlook Industry Outlook 2011 and Beyond summary COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Continue to Build on Our Brand of Community Banking Organic and Acquisition Growth - Maintain Dominant Market Position in Legacy Markets - Aggressively Take Advantage of Growth Opportunities Expand Fee Income - Build-out Our Wealth Management Program - Look to Expand Other Fee Income LOB Maintain Disciplined Lending Expense Control Retain, Attract and Develop the Best Talent Capital Management Regulatory Compliance 2011 and Beyond Strategic PLAN COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Strategic plan Highlights- Market potential $ 10.3 Billion $ 33 Billion $ 1.1 Billion COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Strategic plan Highlights- market Potential Number of Branches Deposit in Market($millions) Market Share* Market Rank TOTAL 50 $1,837 3.62% 6 * Weighted average +$250,000,000 in Deposits for every +1/2% in Market Share !

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Strategic plan highlights- market potential 2010Population( in 000's) Projected Pop. '10 - '15 % Median Household Income 2010 ($000's)* Projected % Household Income '10 - '15 TOTAL 2,508 - 1.1 $ 49.4 14.8 * Weighted average Every 1% increase in FSB Households increases deposits by $15 million !

Increased disposable income plays well for core deposit performance as well as loan activity. * Source: SNL June 30, 2010 COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Strategic plan Highlights- Market potential

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Market Place Environment (CHART) Unemployment Rate (CHART) Consumer Confidence Strategic plan Highlights- potential

Fee Income Limit Impact of new regulations Enhance wealth management program Expand Merchant program Grow our loan servicing portfolio Strategic Plan highlights COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

(CHART) (CHART) COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Strategic Plan Highlights Disciplined Lending $ millions ------------ As of December 31 ------------- Loan Outstandings Non-Performing Loan Ratio 1.89% 2010 Peer Group* * Peer group average as defined in the FISI Proxy statement. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Strategic Plan Highlights Expense Control (CHART) COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Strategic Plan Highlights Attract, Retain, Develop the Best Talent Hire a Strategic Director of Human Resources Create a formal Management Assessment, Development and Succession Program Create Five Star University Periodically Review Compensation and Benefit Plans COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

OFFERING Highlights Simplify and Enhance the Capital Structure Exit the Treasury "TARP" Program Potentially redeem high coupon (10.20%) Trust Preferred Fortify TCE / TA Position the Company to capitalize on opportunities in the market Continued growth in key markets: Buffalo, Rochester, Elmira / Corning Expansion of Indirect Auto Lending Expand New Customer Relationships Strategic Recruiting of Top Talent in Target Markets Potential Acquisition Opportunities (whole bank / branch) Exploiting Disruption in the Marketplace Increase Dividend Paying Capacity General Corporate Purposes COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

OFFERING Highlights 2,800,000 Shares Offered - 367,000 Shares Over Allotment 13.8 million Shares Outstanding $16.35 Offering Price $43 Million, Net Raised COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

2009 2010 Q1, 2011 Peer * Average (as of 12/31/2010) Tier I Risk-based Capital % 11.95 12.34 13.48 12.29 Total Risk Based Capital % 13.21 13.60 14.73 13.93 Leverage Ratio 7.96 8.31 9.11 8.58 Tangible Common Equity % 5.19 5.65 7.44 6.85 Book Value $ 13.39 14.48 14.88 15.13 Tangible Book Value $ 9.94 11.06 12.17 11.17 COMPETIVE ADVANTAGE : SKILLFUL NAVIGATION Strategic Plan Highlights 2010 & 1Q,2011 capital Management * Peer group average as defined in the FISI Proxy statement. COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Regulatory Compliance Backlash from Financial Crisis Reg E Dodd/Frank Durbin Amendment CFPB Industry outlook COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

Jack E. Benjamin Chairman COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

2010 Annual Shareholder's Meeting Voting Results COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

2010 Annual Shareholder's Meeting Closing Remarks COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION

COMPETITIVE ADVANTAGE : SKILLFUL NAVIGATION 2010 Annual Shareholder's Meeting